EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Xenetic Biosciences, Inc. (the “Company”) on Form 10K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2014

By: /s/ Michael Scott Maguire

Michael Scott Maguire

Chief Executive Officer, President and Director

By: /s/ Colin William Hill

Colin William Hill

Chief Financial Officer